Summary Prospectus dated February 1, 2017

as revised December 11, 2017

Calvert Emerging Markets Equity Fund

Class /Ticker     A / CVMAX     C / CVMCX     I / CVMIX

This Summary Prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information, which contain more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated February 1, 2017, as may be amended or supplemented, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus, Statement of Additional Information, and other information about the Fund, go to www.calvert.com/prospectus, email a request to Prospectusrequest@calvert.com, call 1-800-368-2745, or ask any financial advisor, bank, or broker-dealer who offers shares of the Fund. Unless otherwise noted, page number references refer to the current Prospectus for this Fund.

Investment Objective

The Fund seeks long-term capital appreciation by investing primarily in equity securities of companies located in emerging market countries.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors may also pay commissions or other fees to their financial intermediary when they buy and hold shares of the Fund which are not reflected below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Calvert mutual funds. Certain financial intermediaries also may offer variations in Fund sales charges to their customers as described in Appendix B – Financial Intermediary Sales Charge Variations in this Prospectus. More information about these and other discounts is available from your financial professional and under “Sales Charges” on page 67 of the Fund’s Prospectus and under “Method of Distribution” on page 33 of the Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum sales charge (load) on purchases (as a % of offering price)	4.75%	None	None
Maximum deferred sales charge (load) (as a % of amount purchased or redeemed, whichever is lower)	None(1)	1.00%(2)	None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)	Class A	Class C	Class I
Management fees(3)	1.00%	1.00%	1.00%
Distribution and service (12b-1) fees	0.25%	1.00%	None
Other expenses	0.56%	2.31%	0.35%
Total annual fund operating expenses	1.81%	4.31%	1.35%
Less fee waiver and/or expense reimbursement(4)	(0.54)%	(2.29)%	(0.43)%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.27%	2.02%	0.92%
(1)	Purchases of Class A shares at net asset value for accounts with $1,000,000 or more on which a finder’s fee has been paid are subject to a one-year contingent deferred sales charge of 0.80%.
(2)	Applies to redemptions of Class C shares within one year of purchase.
(3)	Management fees are restated to reflect current contractual fees rather than the fees paid during the previous fiscal year.
(4)	Calvert Research and Management (“CRM”) has agreed to reimburse the Fund’s expenses to the extent that Total Annual Fund Operating Expenses exceed 1.27% for Class A shares, 2.02% for Class C shares and 0.92% for Class I shares. This expense reimbursement will continue through January 31, 2019. Any amendment to or termination of this reimbursement would require approval of the Board of Directors. The expense reimbursement relates to ordinary operating expenses only and does not include expenses such as: brokerage commissions, acquired fund fees and expenses of unaffiliated funds, interest expense, taxes or litigation expenses. Amounts reimbursed may be recouped by CRM during the same fiscal year to the extent actual expenses are less than the contractual expense cap during such year. The contractual administrative fee is 0.12%. For Class I, CRM has agreed to contractually waive 0.02% of the administrative fee through January 31, 2018.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:

•	you invest $10,000 ($1,000,000 in the case of Class I shares) in the Fund for the time periods indicated and then either redeem or hold your shares at the end of those periods;
•	your investment has a 5% return each year;
•	the Fund’s operating expenses remain the same; and
•	any expense limitation is in effect for the period indicated in the fee table above.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A shares	$598	$967	$1,360	$2,458	$598	$967	$1,360	$2,458
Class C shares	$305	$1,099	$2,005	$4,326	$205	$1,099	$2,005	$4,326
Class I shares	$9,388	$38,524	$69,827	$158,644	$9,388	$38,524	$69,827	$158,644

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (“turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the “Example”, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 32% of its portfolio’s average value.

Principal Investment Strategies

The Fund normally invests at least 80% of its assets, including borrowings for investment purposes, in equity securities of companies located in emerging market countries. The Fund will provide shareholders with at least 60 days’ notice before changing this 80% policy. The Fund is sub-advised by Hermes Investment Management Limited (the “Sub-Adviser”).

Equity securities held by the Fund will primarily include common stock, preferred stock, depositary receipts, options on securities, and equity-equivalent securities, such as participation notes (“P-notes”). Derivatives, such as futures, options on futures, and swaps, may also be held by the Fund incidental to its main investment strategy.

The Sub-Adviser considers emerging market countries to be those included in the Fund’s benchmark index, the MSCI Emerging Markets Index; countries determined by the World Bank to have a low to middle income economy; and other countries or markets with similar emerging market characteristics as determined by the Sub-Adviser. A company is considered to be located in an emerging market country if it has a class of securities whose principal securities market is in an emerging market country; is organized under the laws of, or has a principal office in, an emerging market country; derives 50% or more of its total revenues or earnings from goods produced, sales made, or services provided in one or more emerging market countries; or maintains 50% or more of its assets in one or more emerging market countries.

The Fund may invest in companies of any market capitalization size but seeks to have market capitalization size characteristics similar to that of the MSCI Emerging Markets Index. As of December 31, 2016, the market capitalization of the MSCI Emerging Markets Index companies ranged from $362 million to $148.0 billion with a weighted average level of $29.6 billion. The Fund is expected to invest its assets among companies located in emerging markets throughout the world. The Fund may also invest in securities denominated in foreign currencies and may acquire foreign currency or enter into foreign currency derivatives (including forward currency contracts and currency futures contracts) to hedge foreign currency exposure.

Companies located in emerging market countries may include American Depositary Receipts (“ADRs”), which may be sponsored or unsponsored, and Global Depositary Receipts (“GDRs”).

The Sub-Adviser seeks to identify quality companies trading at attractive valuations that are located in emerging market countries that are believed by the Sub-Adviser to have conditions that are supportive of economic growth. To this end, the Sub-Adviser combines a top-down approach to country and sector analysis with a bottom-up approach to fundamental company research, including consideration of the Fund’s responsible investing criteria described below. The country analysis includes an assessment of the risks and opportunities for each emerging market country through in-depth quantitative and qualitative analysis. The sector analysis includes a valuation assessment through qualitative analysis. The fundamental company research also utilizes a number of qualitative and quantitative methods. Portfolio construction is determined by the Sub-Adviser based on its level of conviction in the country and company with input from proprietary risk models.

Calvert Emerging Markets Equity Fund	2	Summary Prospectus dated February 1, 2017 as revised December 11, 2017

The Fund may sell a security when its fundamentals deteriorate, the target price is reached, other securities are identified to displace a current holding or it does not meet the Fund’s sustainability and corporate responsibility criteria.

Responsible Investing. The Fund has established sustainable and socially responsible investment criteria to determine whether a security qualifies as an investment for the Fund. The Fund seeks to invest in emerging market companies whose products, services or industrial and/or business practices contribute towards addressing one or more global sustainability challenges in local or international markets, including (i) development, poverty and health, (ii) environment and climate change, and (iii) rights and governance. Investments are selected for financial soundness and evaluated according to these sustainability and corporate responsibility criteria, the application of which is considered to be in the economic interest of the Fund and its shareholders.

Principal Risks

Management Risk. The success of the Fund’s investment program depends on portfolio management’s successful application of analytical skills and investment judgment. Active management involves subjective decisions. Individual investments of the Fund may not perform as expected, and the Fund’s portfolio management practices may not achieve the desired result.

Stock Market Risk. The market prices of stocks held by the Fund may fall. Risks associated with investing in stocks are more significant in a fund that invests in a limited number of securities.

Market Capitalization Risks. Large-cap companies may be unable to respond quickly to new competitive challenges such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Prices of small-cap and mid-cap stocks can be more volatile than those of larger, more established companies. Small-cap and mid-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies. Prices of micro-cap securities are generally even more volatile and their markets are even less liquid relative to small-cap, mid-cap and large-cap securities.

Common Stock Risk. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition, on overall market and economic conditions, and on investors’ perception of a company’s well-being.

Preferred Stock Risk. The market value of preferred stock generally decreases when interest rates rise and is affected by the issuer’s ability to make payments on the preferred stock.

Foreign Securities Risk. Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks result from differences between regulations that apply to U.S. and foreign issuers and markets, and the potential for foreign markets to be less liquid and more volatile than U.S. markets. Foreign securities include ADRs and GDRs. Unsponsored ADRs involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from movement of share prices and payment of dividends.

P-Note Risk. To the extent the Fund invests in P-notes, it is subject to certain risks in addition to the risks normally associated with a direct investment in the underlying foreign securities the P-note seeks to replicate. As the purchaser of a P-note, the Fund is relying on the creditworthiness of the counterparty issuing the P-note and does not have the same rights under a P-note as it would as a shareholder of the underlying issuer. Therefore, if a counterparty becomes insolvent, the Fund could lose the total value of its investment in the P-note. In addition, there is no assurance that there will be a trading market for a P-note or that the trading price of a P-note will equal the value of the underlying security.

Foreign Currency Risk. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall. GDRs can involve direct currency risk since, unlike ADRs, they may not be U.S. dollar-denominated. ADRs indirectly bear currency risk because they represent an interest in securities that are not denominated in U.S. dollars.

Foreign Currency Hedge and Derivatives Risk. Transactions in foreign currency and foreign currency derivatives in connection with the purchase and sale of investments in foreign markets may result in foreign currency exposure and the potential for losses due to fluctuations in currency exchange rates without regard to the quality or performance of the investment itself. The use of foreign currency and foreign currency derivatives may also prevent the Fund from realizing profits on favorable movements in exchange rates. In addition, the value of a foreign currency derivative may not correlate to the value of the underlying foreign currency to the extent expected. Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying asset, credit risk with respect to the counterparty, and liquidity risk. The Fund’s use of certain derivatives may also have a leveraging effect, which may increase the volatility of and reduce the Fund’s returns or result in a loss that exceeds the value of the assets allocated to establish and maintain a position in the derivative instrument.

Calvert Emerging Markets Equity Fund	3	Summary Prospectus dated February 1, 2017 as revised December 11, 2017

Emerging Markets Risk. The risks of investing in emerging market securities are greater than those of investing in securities of developed foreign countries. These risks include volatile currency exchange rates, periods of high inflation, increased risk of default, greater social, economic and political uncertainty and instability, less governmental supervision and regulation of securities markets, weaker auditing and financial reporting standards, lack of liquidity in the markets, and the significantly smaller market capitalizations of emerging market issuers.

Value Stock Risk. Value stocks may perform differently from the stock market as a whole.  The price of a value stock may take an unexpectedly long time to reflect the portfolio manager’s calculation of a stock’s intrinsic value or may not appreciate as anticipated. The value-oriented investing approach may fall out of favor with investors from time to time, and during those periods the Fund may underperform other funds using different investment approaches.

Derivatives Risk. In general, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying asset, credit risk with respect to the counterparty, and liquidity risk. The Fund’s use of certain derivatives may also have a leveraging effect, which may increase the volatility of and reduce the Fund’s returns or result in a loss that exceeds the value of the assets allocated to establish and maintain a position in the derivative instrument.

Responsible Investing Risk. Investing primarily in responsible investments carries the risk that, under certain market conditions, the Fund may underperform funds that do not utilize a responsible investment strategy. The application of responsible investment criteria may affect the Fund’s exposure to certain sectors or types of investments, and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. An investment’s environmental, social and governance (“ESG”) performance or the Adviser’s or Sub-Adviser’s assessment of such performance may change over time, which could cause the Fund to temporarily hold securities that do not comply with the Fund’s responsible investment principles. In evaluating an investment, the Adviser and Sub-Adviser are dependent upon information and data that may be incomplete, inaccurate or unavailable, which could cause the Adviser or Sub-Adviser to misanalyze the ESG factors relevant to a particular investment. Successful application of the Fund’s responsible investment strategy will depend on the Adviser’s and Sub-Adviser’s skill in properly identifying and analyzing material ESG issues.

General Fund Investing Risks. The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objective. It is possible to lose money by investing in the Fund. The Fund is designed to be a long-term investment vehicle and is not suited for short-term trading. Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value. Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its investment objective. In addition, the redemption by one or more large shareholders or groups of shareholders of their holdings in the Fund could have an adverse impact on the remaining shareholders in the Fund. An investment in the Fund is not a deposit in a bank and is not insured.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with a broad-based market index. The returns in the bar chart are for Class A shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. Past performance (both before and after taxes) is not necessarily an indication how the Fund will perform in the future.

Effective December 31, 2016, CRM became the investment adviser to the Fund and performance reflected prior to such date is that of the Fund’s former investment adviser, Calvert Investment Management, Inc.  Performance for all periods has been calculated by CRM, the Fund’s current administrator, in accordance with applicable requirements.  The Fund’s performance reflects the effects of expense reductions. Absent these reductions, performance would have been lower. Updated Fund performance information can be obtained by visiting www.calvert.com.

During the period from December 31, 2012 to December 31, 2016, the highest quarterly total return for Class A was 9.48% for the quarter ended September 30, 2016 and the lowest quarterly return was -15.90% for the quarter ended September 30, 2015.

Calvert Emerging Markets Equity Fund	4	Summary Prospectus dated February 1, 2017 as revised December 11, 2017

Average Annual Total Returns as of December 31, 2016	One Year	Life of Fund
Class A Return Before Taxes	1.48%	1.75%
Class A Return After Taxes on Distributions	1.47%	0.96%
Class A Return After Taxes on Distributions and Sale of Class A Shares	1.07%	1.20%
Class C Return Before Taxes	4.72%	2.02%
Class I Return Before Taxes	6.83%	3.31%
MSCI Emerging Markets Index (reflects net dividends, which reflect the deduction of withholding taxes)	11.19%	-0.92%

These returns reflect the maximum sales charge for Class A (4.75%) and any applicable contingent deferred sales charge (“CDSC”) for Class C. Class A, Class C and Class I commenced operations on October 29, 2012. (Source for MSCI Emerging Markets Index: MSCI.) MSCI data may not be reproduced or used for any other purposes. MSCI provides no warranties, has not prepared or approved this data, and has no liability hereunder. Investors cannot invest directly in an Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. After-tax returns are shown only for Class A shares; after-tax returns for other Classes will vary.

Portfolio Management

Investment Adviser. Effective December 31, 2016, Calvert Research and Management (“CRM” or the “Adviser”) is the investment adviser to the Fund.

Investment Sub-Adviser. Hermes Investment Management Limited (“Hermes” or the “Sub-Adviser”).

Portfolio Managers

Gary Greenberg, CFA, Lead Portfolio Manager, Hermes, has managed the Fund since October 2012.

Elena Tedesco, CFA, Co-Portfolio Manager, Hermes, has managed the Fund since October 2012.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Fund shares either through your financial intermediary or (except for Class C shares) directly from the Fund either by writing to the Fund, P.O. Box 219544, Kansas City, MO 64121-9544, or by calling 1-800-368-2745. The minimum initial purchase or exchange into the Fund is $1,000 for Class A and Class C and $250,000 for Class I (waived in certain circumstances). There is no minimum for subsequent investments.

Tax Information

Unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, any dividends and distributions made by the Fund are taxable to you as ordinary income or capital gains and may also be subject to state and local taxes.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

24134 12.11.17

Calvert Emerging Markets Equity Fund	5	Summary Prospectus dated February 1, 2017 as revised December 11, 2017